Exhibit 99.1

TheZenith

PRESS RELEASE

BUSINESS AND FINANCIAL EDITORS	STANLEY R. ZAX

FOR IMMEDIATE RELEASE

Chairman & President

818-713-1000

ZENITH DECLARES QUARTERLY DIVIDEND

WOODLAND HILLS, CALIFORNIA, May 18, 2005                                                    Zenith National Insurance Corp. (NYSE:ZNT) today declared a regular quarterly cash dividend of $0.33 per share on its outstanding shares.  The dividend is payable August 12, 2005 to stockholders of record at the close of business on July 29, 2005.

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